SECONDARY MORTGAGE MARKET ACTIVITIES	12 Months Ended
Dec. 31, 2013
SECONDARY MORTGAGE MARKET ACTIVITIES [Abstract]
SECONDARY MORTGAGE MARKET ACTIVITIES

NOTE 6 - SECONDARY MORTGAGE MARKET ACTIVITIES

Mortgage loans originated and intended for sale in the secondary market are carried at the lower of aggregate cost or market, as determined by outstanding commitments from investors.  Net unrealized losses, if any, are recorded as a valuation allowance and charged to earnings.  There were no such losses for any of the years ended December 31, 2013, 2012 or 2011.  There have been no material differences between cost and fair market values of loans held-for-sale for any of the periods presented.

Servicing rights are not retained on any mortgage loans held for sale.  Mortgage banking income included in non-interest income was approximately $1.4 million, $1.5 million, and $830,000 for the years ended December 31, 2013, 2012 and 2011, respectively.